             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                  April 15 2004


        DISTRIBUTION IN DOLLARS
         ORIGINAL           PRIOR                                                                                    CURRENT
         FACE               PRINCIPAL                                                           REALIZED   DEFERRED  PRINCIPAL
CLASS    VALUE              BALANCE            PRINCIPAL       INTEREST       TOTAL             LOSSES     INTEREST  BALANCE
A        1,015,000,000.00   1,015,000,000.00   71,698,428.12   2,047,885.85   73,746,313.97       0.00       0.00    943,301,571.88
TOTALS   1,015,000,000.00   1,015,000,000.00   71,698,428.12   2,047,885.85   73,746,313.97       0.00       0.00    943,301,571.88


    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                       PRIOR                                                           CURRENT                  CURRENT
                       PRINCIPAL                                                       PRINCIPAL       CLASS    PASS THRU
CLASS       CUSIP      FACTOR            PRINCIPAL      INTEREST      TOTAL            FACTOR                   RATE
A         1266712S4    1,000.00000000    70.63884544    2.01762153    72.65646697      929.36115456      A      1.320625 %
TOTALS                 1,000.00000000    70.63884544    2.01762153    72.65646697      929.36115456

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Richard  Tarnas
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe, 26th Floor,
Chicago, Illinois 60606
Tel: (312) 267-5002
Fax: (312) 267-5210
Email: richard.c.tarnas@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  April 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          73,746,313.97
Note Interest                                                                                                          2,047,885.85
Note Rate                                                                                                                1.320625 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              7,234,537.61
Scheduled Principal Collections Payment Amount                                                                        64,463,890.51
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            71,698,428.12

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            403,285.08
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  April 15 2004

Note Principal Balance (before distributions)                                                                      1,015,000,000.00
Note Principal Balance (after distributions)                                                                         943,301,571.88
Note Factor                                                                                                             0.9293612 %

Asset Balance of Mortgage Loans:                                                                                     935,488,434.16

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  April 15 2004

          Delinquent Mortgage Loans
          Group Totals
                                         Principal
          Category          Number       Balance                  Percentage
          1 Month             46         1,790,586.37             0.19 %
          2 Month             18           452,625.48             0.05 %
          3 Month              1            17,847.27             0.00 %
          Total               65         2,261,059.12             0.24 %
          * Delinquent Buckets do not include Foreclores or REO Properties
                      Bankruptcies
                       Group Totals
                                          Principal
                            Number        Balance                 Percentage
                              33           803,564.09             0.09 %
                       * Bankruptcy Loans are also reflected in Deliquencies.

                      Foreclosures
                       Group Totals
                                          Principal
                            Number        Balance                 Percentage
                               0                0.00              0.00 %

                      REO Properties
                       Group Totals
                                          Principal
                            Number        Balance                 Percentage
                               1          20,563.96               0.00 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  April 15 2004

Note Rate                                                                                                                1.320625 %

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      20,487,085.34

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.